UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-22576

Ranger Funds Investment Trust

 (Exact Name of Registrant as Specified in Charter)

2828 Harwood Street

Suite 1900

Dallas, TX 75201

(Address of Principal Executive Offices)(Zip Code)

National Corporate Research, Ltd.

615 South DuPont Highway

Dover, Delaware 19901

(Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser, Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, Ohio 43215

Registrant’s Telephone Number, including Area Code:  (214) 871-5200

Date of fiscal year end: July 31st

Date of reporting period: July 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

RANGER FUNDS INVESTMENT TRUST

Ranger Small Cap Fund

Institutional Class (RFISX)

 Ranger Micro Cap Fund

Institutional Class (RFIMX)

RG Aurum+ Fund

Institutional Class (GLDPX)

ANNUAL REPORT

July 31, 2021

This material must be preceded or accompanied by a prospectus.

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

SHAREHOLDER LETTER

JULY 31, 2021 (UNAUDITED)

Dear Ranger Small Cap Fund (“Small Cap Fund”) Shareholder,

We hope this letter finds you and your loved ones safe and healthy. It has been nearly a year and a half since the World Health Organization officially declared COVID-19 a global pandemic. Over the past year we witnessed a remarkable number of developments that helped contain the virus’ spread and reopen the global economy. So much occurred it would be practically impossible to recount the events that shaped an extraordinary market environment. From leadership by the companies positioned to do well in a shut-down, technology-enabled, no-contact world to parabolic advances by low quality, speculative companies supported by Reddit threads instead of operating fundamentals, the past year can be summarized as an inconceivable compression (and some might say spectacle) of what typically occurs over an elongated recession and recovery and market cycle. This annual letter provides our insights into what drove the past twelve months and led to the strong market and Small Cap Fund returns.

A year ago, the healthcare crisis was beginning to improve as the imposed shutdowns and changed behaviors slowed the spread of COVID-19. However, with no approved vaccines, the outlook was uncertain due to regional spikes and no curative treatment. As we approach the fall of 2021, while vaccines are approved and effective, variants of the virus bring ongoing spikes and challenges that make the outlook difficult to discern.

While the ongoing health crisis persists, the economic crisis has been impressively and proactively handled by global central banks providing monetary stimulus in conjunction with governmental fiscal stimulus packages. These large proactive measures helped ameliorate the economic devastation by providing important liquidity to individuals and companies to bridge the uncertainty.

What followed these measures was a surprisingly strong recovery by the markets. With a seemingly endless backstop by the Federal Reserve, the extreme amount of liquidity unleashed a dramatic rebound by equities. At first, the market recovery was led by the largest public corporations and those well positioned to uniquely benefit from the dramatically changed environment. As 2020 progressed, economies gradually reopened, companies adapted more quickly to the new reality of life with COVID-19, the most dire predictions proved wrong and investor optimism improved.

The market advances in the second and third quarters of 2020 were impressive; however, the fourth quarter of 2020 provided the highest single quarterly return by the small cap market ever! The ongoing lack of financial guidance and the resulting low level of street expectations created a backdrop for better-than-expected financial results and continued positive sales and earnings revisions. Offsetting these positives is a small cap market that traded at its highest valuation level ever and leadership concentrated in low quality companies.

Annual Report | 1

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

SHAREHOLDER LETTER (CONTINUED)

JULY 31, 2021 (UNAUDITED)

While the fourth quarter was led by low quality, high valuation stocks, the start of 2021 was characterized by some of the largest exponential and absurd moves higher in the lowest quality companies that we’ve experienced over the past 30+ years. 2020’s laggards, which in many instances were companies with impaired business models, became unbridled winners in January. The mixture of retail trading, short squeezes, ETF flow/formations, new SPAC issuances and IPOs commingled to create an amalgamation of market leadership which can only be described as deficient. While speculative fevers are nothing new, quality factors typically serve as the elixir to the fleeting excesses. The speculative leadership extreme reached an apex during February. The culprit for fueling the speculative mania is exactly the same for changing leadership to high quality factors: monetary and fiscal stimuli. The economic conditions created by the massive stimuli drove such significant fundamental improvements to compel a shift out of low-quality companies. Therefore, leadership since February 9th is exemplified by constructive market discernment and a smooth transition.

The good news is that the bubbles were largely in well-defined pockets of the market. The unwinding from low quality companies coupled with the valuation attractiveness of high-quality companies served to drive better absolute and relative returns since the small cap market peak on February 9th. Year to date returns through the end of July reflect the significant progress the economy is making on the path to normalcy. As consumers in the U.S. rapidly return to normal activities, their pent-up desire to spend is significantly impacting companies both large and small. This economic catalyst is reflected in analyst estimates for the Russell 2000 Growth index projecting index revenues will grow over 30% in 2021 on a year-over-year basis, and a remarkable 20% versus 2019 levels.

While returns over the past year and year to date are healthy, the investment team remains keenly focused considering and discussing the macroeconomic questions impacting the Small Cap Fund’s portfolio companies. The questions include the pace of reopening, the sustainability of growth, whether elevated inflation is persistent or transitory, and the Fed’s likely reaction to these events. Focus on inflation and interest rates are particularly important, as we believe equities can continue to outperform despite elevated valuation levels if interest rates remain low. While we are watching macroeconomic trends closely, we generally believe that higher inflation is more likely to be transitory once the effects of reopening and massive government stimulus annualize. That said, we also recognize that it is impossible to predict the future, and that often the outcome is different than we might imagine. Fundamentally, we believe that our best defense against the unknown is to stick to our core business of identifying and investing in quality growth companies. While speculative stocks ruled the day during the month of January, the remainder of the year has rewarded companies with strong fundamentals.

For the fiscal year ended July 31, 2021, the Small Cap Fund (RFISX) returned 40.8% net of fees, while its benchmark, the Russell 2000 Growth index, returned 41.0%. As detailed above, the past year was characterized by volatility and shifting leadership. During the period of the fourth quarter of 2020 through the Russell 2000 Growth index peak on February 9th, the low-quality stock mania drove a majority of the index returns. This speculative leadership served as a significant headwind on performance which caused the

Annual Report | 2

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

SHAREHOLDER LETTER (CONTINUED)

JULY 31, 2021 (UNAUDITED)

Small Cap Fund to underperform during that four-month period by over 900 basis points.  Fortunately, over the final six months of the Small Cap Fund’s fiscal year, quality fundamental factors ultimately demonstrated leadership and outperformance which led to an environment favorable to our investment philosophy. Companies with earnings, which represented 53.8% of the Russell 2000 Growth index, returned 45.2%, outpacing the 36.8% return by non-earning companies. Notably, non-earning pharmaceuticals and biotechnology companies, which represented 17.9% of the index total, underperformed, returning 22.5%. Companies in the three highest ROE quintiles outperformed, while negative value ROE, which represented nearly 41.7% of the index, returned 38.3%. The only low-quality fundamental factor that demonstrated outperformance was balance sheet strength with the highest debt/equity quintile returning 59.0%.

Over the past year high valuation factors outperformed. On both a trailing and forward twelve-month basis, companies in the two highest price/earnings quintiles generated the strongest returns, while companies with negative price/earnings underperformed. Looking at a price/sales factor analysis, the highest quintile meaningfully outperformed, returning 64%. The price-to-cash flow factor also favored the three highest multiple quintiles which returned 46.1%, 44.5% and 60.8%.

Looking at performance of the Small Cap Fund on a sector basis, the healthcare and consumer discretionary industries provided the largest outperformance relative to their index components. The industries which most significantly detracted from the Small Cap Fund on a relative basis were industrials and consumer staples.

As we look to the remainder of 2021, the global recovery and low interest rates continue to provide a positive backdrop for equity markets. We believe the setup for quality growth investors is constructive. Recent market activity, where fundamental factors outperformed more speculative ones, favors our quality growth style of investing and tends to last for sustained periods in our experience once it begins. One additional point worth noting is that high yield bond spreads have fallen to the levels we’ve only seen twice in the last 15 years, in 2007 and again in 2014. This trend has benefitted more highly leveraged companies as shown in the factor review above, and any reversal is likely to favor higher quality stocks like those in which we invest.

While our outlook remains generally positive, significant macroeconomic questions remain front and center for the rest of the year and beyond. On the positive side, progress on vaccine rollouts, plentiful central bank liquidity and reopening momentum should serve as tailwinds for both the economy and the markets. Risks to the market include the potential impact of newer COVID variants on economic activity, looming tapering of bond repurchases by the Federal Reserve, and concerns around the possibility of persistent inflation.

Of the topics listed above, concerns over inflation have been a consistent topic in recent management meetings. Our visits with company executives indicate that labor and raw materials shortages are widespread as companies attempt to rehire and restart production. While we can’t predict with certainty when these pressures will ease, we do believe that

Annual Report | 3

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

SHAREHOLDER LETTER (CONTINUED)

JULY 31, 2021 (UNAUDITED)

they aren’t permanent in nature. Our primary reasons for this view are that the U.S. labor force still employs six million fewer workers than at the peak in 2019. In addition, the 10-year treasury rate of under 1.5% and the over $13.5 trillion in negative yielding debt around the world signal that bond investors don’t believe that these pressures will be permanent either.

We thank you for your trust and confidence in Ranger Investments. Please do not hesitate to contact us with any questions you might have about the portfolio, performance, the market or Ranger Investments.

Best regards,

Conrad Doenges

            Andrew Hill                              Joseph LaBate

CIO & Portfolio Manager

            President &                               Managing Director

Portfolio Manager                               Portfolio Manager                    & Portfolio Manager

Annual Report | 4

RANGER FUNDS INVESTMENT TRUST

RANGER MICRO CAP FUND

SHAREHOLDER LETTER

JULY 31, 2021 (UNAUDITED)

Dear Ranger Micro Cap Fund (“Micro Cap Fund”) Shareholder,

We hope this letter finds you and your loved ones safe and healthy. It has been nearly a year and a half since the World Health Organization officially declared COVID-19 a global pandemic. Over the past year we witnessed a remarkable number of developments that helped contain the virus’ spread and reopen the global economy. So much occurred it would be practically impossible to recount the events that shaped an extraordinary market environment. From leadership by the companies positioned to do well in a shut-down, technology enabled, no contact world to parabolic advances by low quality, speculative companies supported by Reddit threads instead of operating fundamentals, the past year can be summarized as an inconceivable compression (and some might say spectacle) of what typically occurs over an elongated recession and recovery and market cycle. This annual letter provides our insights into what transpired over the past twelve months and led to the strong market and Micro Cap Fund returns.

A year ago, the healthcare crisis was beginning to improve as the imposed shutdowns and changed behaviors slowed the spread of COVID-19. However, with no approved vaccines, the outlook was uncertain due to regional spikes and no curative treatment. This year we approach the fall of 2021 with effective vaccines, yet variants of the virus bring ongoing spikes and challenges that make the outlook difficult to discern.

While the ongoing health crisis persists, the economic crisis has been impressively and proactively handled by global central banks providing monetary stimulus in conjunction with governmental fiscal stimulus packages. These large proactive measures helped ameliorate the economic devastation by providing important liquidity to individuals and companies to bridge the uncertainty.

What followed these measures was a surprisingly strong recovery by the markets. With a seemingly endless backstop by the Federal Reserve, the extreme amount of liquidity unleashed a dramatic rebound by equities. At first, the market recovery was led by the largest public corporations and those well positioned to uniquely benefit from the dramatically changed environment. As 2020 progressed, economies gradually reopened, companies adapted more quickly to the new reality of life with COVID-19, the most dire predictions proved wrong and investor optimism improved.

The market advances in the second and fourth quarters of 2020 were the two largest quarterly returns for the Russell Microcap Growth index ever! The ongoing lack of financial guidance and the resulting low level of street expectations created a backdrop for better-than-expected financial results and continued positive sales and earnings revisions. Offsetting these positives was a micro and small cap market that traded at their highest valuation levels ever and leadership concentrated in low quality companies.

Annual Report | 5

RANGER FUNDS INVESTMENT TRUST

RANGER MICRO CAP FUND

SHAREHOLDER LETTER (CONTINUED)

JULY 31, 2021 (UNAUDITED)

While the fourth quarter was led by low quality, high valuation stocks, the start of 2021 was characterized by some of the largest exponential and absurd moves higher in the lowest quality companies that we’ve experienced over the past 30+ years. 2020’s laggards, which in many instances were companies with impaired business models, became unbridled winners in January. The mixture of retail trading, short squeezes, ETF flow/formations, new SPAC issuances and IPOs commingled to create an amalgamation of market leadership which can only be described as deficient. While speculative fevers are nothing new, quality factors typically serve as the elixir to the fleeting excesses. The speculative leadership extreme reached an apex during February. The culprit for fueling the speculative mania is exactly the same for changing leadership to high quality factors: monetary and fiscal stimuli. The economic conditions created by the massive stimuli drove such significant fundamental improvements to compel a shift out of low-quality companies. Therefore, leadership since February 9th is exemplified by constructive market discernment and a smooth transition.

The good news is that the bubbles were largely in well-defined pockets of the market. The unwinding from low quality companies coupled with the valuation attractiveness of high-quality companies served to drive better absolute and relative returns since the micro cap market peak on February 9th. Year to date returns through the end of July reflect the significant progress the economy is making on the path to normalcy. As consumers in the U.S. rapidly return to normal activities, their pent-up desire to spend is significantly impacting companies both large and small. This economic catalyst is reflected in analyst estimates for the Russell 2000 Growth index projecting index revenues will grow over 30% in 2021 on a year-over-year basis, and a remarkable 20% versus 2019 levels.

While returns over the past year and year to date are healthy, the investment team remains keenly focused considering and discussing the macroeconomic questions impacting the Micro Cap Fund’s portfolio companies. The questions include the pace of reopening, the sustainability of growth, whether elevated inflation is persistent or transitory, and the Fed’s likely reaction to these events. Focus on inflation and interest rates are particularly important, as we believe equities can continue to outperform despite elevated valuation levels if interest rates remain low. While we are watching macroeconomic trends closely, we generally believe that higher inflation is more likely to be transitory once the effects of reopening and massive government stimulus annualize. That said, we also recognize that it is impossible to predict the future, and that often the outcome is different than we might imagine. Fundamentally, we believe that our best defense against the unknown is to stick to our core business of identifying and investing in quality growth companies. While speculative stocks ruled the day during the month of January, the remainder of the year has rewarded companies with strong fundamentals.

For the fiscal year ended July 31, 2021, the Micro Cap Fund (RFIMX) returned 77.0% net of fees, while its benchmark, the Russell Microcap Growth index, returned 49.7%. As detailed above, the past year was characterized by volatility and shifting leadership. Fortunately, as the year evolved, quality fundamental factors ultimately demonstrated leadership and outperformance which led to an environment favorable to our investment

Annual Report | 6

RANGER FUNDS INVESTMENT TRUST

RANGER MICRO CAP FUND

SHAREHOLDER LETTER (CONTINUED)

JULY 31, 2021 (UNAUDITED)

philosophy. Companies with earnings, which represented 35.8% of the Russell Microcap Growth index, returned 79.0%, far outpacing the 36.5% return by non-earning companies. Notably, non-earning pharmaceuticals and biotechnology companies, which represented 31.7% of the index total, underperformed, returning 13.4%. Companies in the three highest ROE quintiles outperformed, while negative value ROE, which represented 56.1% of the index, returned 33.7%. The only low-quality fundamental factor that demonstrated outperformance was balance sheet strength with companies in the two highest debt/equity quintiles returning 60.0% and 62.4%, respectively.

Over the past year high valuation factors outperformed. On a trailing and forward twelve-month basis, companies in the three highest price/earnings quintiles meaningfully outperformed, while companies in the lowest quintile and with negative price/earnings underperformed. Due to the significant weighting of biotech companies in the index, price/sales quintile analysis is not illustrative of high valuation outperformance in this benchmark. The price-to-cash flow factor favored the three highest multiple quintiles which returned 77.0%, 91.3% and 148.0%, respectively.

Looking at performance of the Micro Cap Fund on an industry basis, the healthcare and consumer discretionary industries provided the largest outperformance relative to their index components. The industries which most significantly detracted from the Micro Cap Fund on a relative basis were industrials and consumer staples.

As we look to the remainder of 2021, the global recovery and low interest rates continue to provide a positive backdrop for equity markets. We believe the setup for quality growth investors is constructive. Recent market activity, where fundamental factors outperformed more speculative ones, favors our quality growth style of investing and tends to last for sustained periods in our experience once it begins. One additional point worth noting is that high yield bond spreads have fallen to the levels we’ve only seen twice in the last 15 years, in 2007 and again in 2014. This trend has benefitted more highly leveraged companies’ as shown in the factor review above, and any reversal is likely to favor higher quality stocks like those in which we invest.

While our outlook remains generally positive, significant macroeconomic questions remain front and center for the rest of the year and beyond. On the positive side, progress on vaccine rollouts, plentiful central bank liquidity and reopening momentum should serve as tailwinds for both the economy and the markets. Risks to the market include the potential impact of newer COVID variants on economic activity, looming tapering of bond repurchases by the Federal Reserve, and concerns around the possibility of persistent inflation.

Of the topics listed above, concerns over inflation have been a consistent topic in recent management meetings. Our visits with company executives indicate that labor and raw materials shortages are widespread as companies attempt to rehire and restart production. While we can’t predict with certainty when these pressures will ease, we do believe that they aren’t permanent in nature. Our primary reasons for this view are that the U.S. labor force still employs six million fewer workers than at the peak in 2019. In addition, the 10-

Annual Report | 7

RANGER FUNDS INVESTMENT TRUST

RANGER MICRO CAP FUND

SHAREHOLDER LETTER (CONTINUED)

JULY 31, 2021 (UNAUDITED)

year treasury rate of under 1.5% and the over $13.5 trillion in negative yielding debt around the world signal that bond investors don’t believe that these pressures will be permanent either.

We thank you for your trust and confidence in Ranger Investments. Please do not hesitate to contact us with any questions you might have about the portfolio, performance, the market or Ranger Investments.

Best regards,

Conrad Doenges

            Andrew Hill                              Joseph LaBate

CIO & Portfolio Manager

            President &                               Managing Director

Portfolio Manager                               Portfolio Manager                    & Portfolio Manager

Annual Report | 8

RANGER FUNDS INVESTMENT TRUST

RG AURUM+ FUND

SHAREHOLDER LETTER

JULY 31, 2021 (UNAUDITED)

Dear Investor,

For the fiscal year ended July 31, 2021, the RG Aurum+ Fund (GLDPX) (“Aurum+ Fund”) experienced multiple market environments across our two traded assets: a pullback from all-time highs in gold, a significant rally past previous highs in bitcoin, and a subsequent major drawdown in bitcoin. The Aurum+ Fund was largely able to profit handsomely from this volatility – gaining 3% from the date of our strategy change (9/8/2020; detailed in our 2020 letter) while the SPDR Gold Shares ETF (GLD) lost 6.33%.

The Aurum+ Fund combines a classic trend following approach to trading both gold and bitcoin (through the Grayscale Bitcoin Trust (GBTC)) with a more fundamental approach to investing in gold through changes in the opportunity cost of holding the asset. Since our 9/8/2020 strategy change the fundamental component of our portfolio has achieved returns in-line with a long only allocation to gold; and our tactical component has delivered strong absolute returns across both assets with our tactical gold portfolio outpacing a long-only allocation to gold significantly.

We are pleased to deliver positive absolute returns during a period that has been exceptionally challenging for our benchmark (SPDR Gold Shares ETF (GLD)): a significant presidential election, a congressional leadership change, unprecedented fiscal and monetary stimulus, and the highest inflation recorded in over a decade. Looking forward, we see a remarkably strong outlook for the Aurum+ Fund: Uncertainty over the medium-term inflation outlook, the possibility of a split Congress following 2022 mid-term elections, the paring back of monetary stimulus, and uncertainty around the size and composition of fiscal stimulus going forward provide our strategy with significant opportunity.

Annual Report | 9

RANGER FUNDS INVESTMENT TRUST

RG AURUM+ FUND

SHAREHOLDER LETTER (CONTINUED)

JULY 31, 2021 (UNAUDITED)

Historically, gold has been schizophrenic in nature – sometimes acting as an inflation protection security and other times as a zero-coupon bond; making building gold into a portfolio challenging and consistently profiting from its volatility extremely difficult. To systematically attack gold’s schizophrenia, we have distilled our trading strategy into two parts: a short- to medium-term portfolio based on exploiting investor risk-appetite and a longer-term fundamental portfolio that seeks to exploit changes in real interest rates or the opportunity cost of holding gold rather than similarly “default-risk” free treasury securities.

Therefore, in today’s world of low and increasingly volatile nominal bond yields we believe the Aurum+ Fund is well situated to provide an uncorrelated return stream and profit from historically unprecedented macroeconomic events in near future.

Thank you for your support,

Ben McMillan

Portfolio Manager

Annual Report | 10

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

INSTITUTIONAL CLASS

PERFORMANCE ILLUSTRATION

JULY 31, 2021 (UNAUDITED)

Average Annualized Total Returns for the year ended July 31, 2021

	1 Year	5 Years	Since Inception *	Ending Value
Ranger Small Cap Fund	40.81%	17.71%	16.53%	$1,126,079
Russell 2000 Growth Index	41.00%	16.40%	15.93%	$1,070,420

Cumulative Performance Comparison of $250,000 Investment Since Inception

Ranger Small Cap Fund
Russell 2000 Growth Index
$1,200,000
$1,150,000
$1,100,000
$1,050,000
$1,000,000
$950,000
$900,000
$850,000
$800,000
$750,000
$700,000
$650,000
$600,000
$550,000
$500,000
$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
Sep-11
Jan-12
Jul-12
Jan-13
Jul-13
Jan-14
Jul-14
Jan-15
Jul-15
Jan-16
Jul-16
Jan-17
Jul-17
Jan-18
Jul-18
Jan-19
Jul-19
Jan-20
Jul-20
Jan-21
Jul-21

* Inception September 29, 2011

This chart assumes an initial investment of $250,000 made on the closing of September 29, 2011 (commencement of investment operations). Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. The figures for the Russell 2000 Growth Index reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance.

The annual net operating expense ratio as provided in the Prospectus dated November 30, 2020 was 1.11% for Institutional class shares.  The Fund's adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until November 30, 2021, to ensure that total annual Fund operating expenses after fee waiver and/or reimbursement (exclusive of any Rule 12b-1 distribution or shareholder servicing fees, taxes, interest, brokerage commissions, acquired fund fees and expenses, or extraordinary expenses such as litigation) will not exceed 1.10% of average daily net assets. Fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  The Fund’s total returns would have been lower had the adviser not waived a portion of the Fund’s expenses.  The Fund’s Institutional class shares total gross annual operating expense, before waiver, was 1.43%.

Annual Report | 11

RANGER FUNDS INVESTMENT TRUST

RANGER MICRO CAP FUND

INSTITUTIONAL CLASS

PERFORMANCE ILLUSTRATION

JULY 31, 2021 (UNAUDITED)

  Average Annualized Total Returns for the Period ended July 31, 2021

	1 Year	3 Year	Since Inception *	Ending Value
Ranger Micro Cap Fund	77.03%	24.96%	23.59%	$487,294
Russell Microcap Growth Index	49.69%	14.55%	13.13%	$347,326

Cumulative Performance Comparison of $250,000 Investment Since Inception

* Inception June 6, 2018

This chart assumes an initial investment of $250,000 made on the closing of June 6, 2018 (commencement of investment operations). Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The Russell Microcap Growth Index measures the performance of the microcap growth segment of the U.S. Equity market. It includes those Russell Microcap Index companies with higher price-to-book ratios and higher forecasted growth values. The figures for the Russell Microcap Growth Index reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance.

The annual net operating expense ratio as provided in the Prospectus dated November 30, 2020 was 1.51% for Institutional class shares.  The Fund's adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until November 30, 2021, to ensure that total annual Fund operating expenses after fee waiver and/or reimbursement (exclusive of any Rule 12b-1 distribution or shareholder servicing fees, taxes, interest, brokerage commissions, acquired fund fees and expenses, or extraordinary expenses such as litigation) will not exceed 1.50% of average daily net assets. Fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  The Fund’s total returns would have been lower had the adviser not waived a portion of the Fund’s expenses.  The Fund’s Institutional class shares total gross annual operating expense, before waiver, was 1.75%.

Annual Report | 12

RANGER FUNDS INVESTMENT TRUST

RG AURUM+ FUND

INSTITUTIONAL CLASS

PERFORMANCE ILLUSTRATION

JULY 31, 2021 (UNAUDITED)

Average Annualized Total Returns for the Period ended July 31, 2021

	1 Year	Since Inception *	Ending Value
RG Aurum+ Fund **	1.07%	-6.51%	$8,686
HFRX Equity Market Neutral Index	4.55%	-1.56%	$9,676

Cumulative Performance Comparison of $10,000 Investment Since Inception

* Inception July 1, 2019

** On September 9, 2020, the RG Tactical Market Neutral Fund was renamed RG Aurum+ Fund.

The investment strategies changed in September 2020 from a global market neutral strategy to a precious metal and cryptocurrency strategy.

This chart assumes an initial investment of $10,000 made on the closing of July 1, 2019 (commencement of investment operations). Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions.  Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The performance also reflects reinvestment of all dividend and capital gain distributions.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

HFRX Equity Market Neutral Index strategies employ sophisticated quantitative techniques of analyzing price data to ascertain information about future price movement and relationships between securities, select securities for purchase and sale. HFRX Equity Market Neutral Strategies typically maintain characteristic net equity market exposure no greater than 10% long or short.

The performance information shown represents past performance and should not be interpreted as indicative of the Fund's future performance.

The annual net operating expense ratio as provided in the Prospectus dated November 30, 2020 was 2.20% for Institutional class shares.  The Fund's adviser has contractually agreed to reduce its fees and to reimburse expenses, at least until November 30, 2021, to ensure that total annual Fund operating expenses after fee waiver and/or reimbursement (exclusive of any Rule 12b-1 distribution or shareholder servicing fees, taxes, interest, brokerage commissions, acquired fund fees and expenses, or extraordinary expenses such as litigation) will not exceed 1.99% of average daily net assets. Fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  The Fund’s total returns would have been lower had the adviser not waived a portion of the Fund’s expenses.  The Fund’s Institutional class shares total gross annual operating expense, before waiver, was 3.12%.

Annual Report | 13

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

PORTFOLIO ANALYSIS

JULY 31, 2021 (UNAUDITED)

FUND PROFILE:

Top Ten Long-Term Portfolio Holdings *	(% of Net Assets)
Workiva, Inc. Class A	4.72%
Repligen Corp.	4.26%
WNS Holdings Ltd. ADR (India)	3.69%
Medpace Holdings, Inc.	3.45%
Skyline Champion Corp.	3.32%
Evo Payments, Inc. Class A	3.18%
Pegasystems, Inc.	3.17%
SAIA, Inc.	2.94%
Neogen Corp.	2.60%
e.l.f. Beauty, Inc.	2.58%
33.91%

Portfolio Allocation	(% of Net Assets)
Common Stocks	97.46%
Short-Term Investment	2.70%
Liabilities Less Other Assets	(0.16)%
100.00%

*Excludes Short-Term Investments.

Annual Report | 14

RANGER FUNDS INVESTMENT TRUST

RANGER MICRO CAP FUND

PORTFOLIO ANALYSIS

JULY 31, 2021 (UNAUDITED)

   FUND PROFILE:

Top Ten Long-Term Portfolio Holdings *	(% of Net Assets)
BioLife Solutions, Inc.	6.01%
Avid Bioservices, Inc.	5.69%
America's Car-Mart, Inc.	4.05%
NAPCO Security Technologies, Inc.	3.62%
Heska Corp.	3.03%
e.l.f. Beauty, Inc.	2.89%
Green Brick Partners, Inc.	2.84%
Absolute Software Corp. (Canada)	2.81%
iRadimed Corp.	2.74%
Mitek Systems, Inc.	2.69%
36.37%

Portfolio Allocation	(% of Net Assets)
Common Stocks	96.70%
Short-Term Investment	3.73%
Liabilities Less Other Assets	(0.43)%
100.00%

*Excludes Short-Term Investment.

Annual Report | 15

RANGER FUNDS INVESTMENT TRUST

RG AURUM+ FUND

PORTFOLIO ANALYSIS

JULY 31, 2021 (UNAUDITED)

  FUND PROFILE:

Top Long-Term Portfolio Holdings *	(% of Net Assets)
Grayscale Bitcoin Trust (GBTC)	15.08%
Riot Blockchain, Inc.	1.94%
17.02%

Portfolio Allocation	(% of Net Assets)
Open-End Grantor Trust	15.08%
Common Stock	1.94%
Short-Term Investment	20.80%
Other Assets In Excess Of Liabilities	62.18%
100.00%

* Excludes Short-Term Investment & Futures.

Annual Report | 16

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

SCHEDULE OF INVESTMENTS

JULY 31, 2021

Shares		Value

COMMON STOCKS - 97.46%

Apparel Retailers - 1.67%
8,041	Boot Barn Holdings, Inc. *	$ 694,903

Banks - 5.00%
40,015	Cadence Bancorporation	760,285
31,925	Home Bancshares, Inc.	676,172
37,736	Banc of California, Inc.	646,040
		2,082,497
Biotechnology - 5.53%
8,170	Medpace Holdings, Inc. *	1,437,430
33,823	Avid Bioservices, Inc. *	867,560
		2,304,990

Building Materials: Other - 2.26%
4,639	TopBuild Corp. *	940,279

Computer Services - 10.21%
15,170	Workiva, Inc. Class A *	1,968,611
8,244	Endava PLC Class A ADR (United Kingdom) *	1,060,343
16,275	Mimecast Ltd. (United Kingdom) *	904,076
3,202	Qualys, Inc. *	325,195
		4,258,225
Consumer Lending - 1.08%
2,308	LendingTree, Inc. *	450,568

Cosmetics - 2.58%
38,956	e.l.f. Beauty, Inc. *	1,075,575

Defense - 2.83%
21,707	Kratos Defense & Security Solutions, Inc. *	590,430
8,897	Mercury Systems, Inc. *	587,202
		1,177,632
Electronic Equipment: Gauges and Meters - 2.13%
3,008	Mesa Laboratories, Inc.	885,886

Food Retailers and Wholesalers - 1.79%
22,514	Grocery Outlet Holding Corp. *	745,664

Health Care Services - 5.38%
3,777	LHC Group, Inc. *	812,735
11,446	Phreesia, Inc. *	782,334
4,427	Omnicell, Inc. *	648,556
		2,243,625

The accompanying notes are an integral part of these financial statements.

Annual Report | 17

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JULY 31, 2021

Shares		Value

Home Construction - 4.50%
24,574	Skyline Champion Corp. *	$ 1,385,974
19,558	Green Brick Partners, Inc. *	490,319
		1,876,293
Home Improvement Retailers - 1.41%
3,366	SiteOne Landscape Supply, Inc. *	588,309

Machinery: Industrial - 1.02%
2,724	Chart Industries, Inc. *	423,446

Media Agencies - 1.20%
3,970	Cardlytics, Inc. *	500,061

Medical Equipment - 7.48%
7,220	Repligen Corp. *	1,773,954
12,613	LeMaitre Vascular, Inc.	686,904
14,005	BioLife Solutions, Inc. *	656,835
		3,117,693
Medical Services - 2.21%
20,012	NeoGenomics, Inc. *	922,553

Medical Supplies - 4.67%
24,871	Neogen Corp. *	1,083,381
6,260	Conmed Corp.	863,504
		1,946,885
Oil: Crude Producers - 1.23%
26,078	Brigham Minerals, Inc. Class A	512,172

Pharmaceuticals - 2.44%
4,230	Heska Corp. *	1,018,161

Professional Business Support Services - 5.35%
18,660	WNS Holdings Ltd. ADR (India) *	1,536,464
7,790	Maximus, Inc.	693,310
		2,229,774
Recreational Products - 1.84%
7,983	Yeti Holdings, Inc. *	769,002

Renewable Energy Equipment - 0.73%
7,764	TPI Composites, Inc. *	303,883

Restaurants and Bars - 3.27%
8,112	Texas Roadhouse, Inc.	747,683
11,328	Brinker International, Inc. *	615,564
		1,363,247

The accompanying notes are an integral part of these financial statements.

Annual Report | 18

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JULY 31, 2021

Shares		Value

Semiconductors - 1.91%
11,726	nLight, Inc. *	$ 406,775
2,624	Silicon Laboratories, Inc. *	390,950
		797,725
Software - 7.42%
10,346	Pegasystems, Inc.	1,320,563
16,065	Simulations Plus, Inc.	758,107
5,007	Cerence, Inc. *	538,303
3,355	AppFolio, Inc. Class A *	475,068
		3,092,041
Specialty Chemicals - 1.84%
3,053	Quaker Chemical Corp.	768,562

Telecommunications Services - 0.87%
14,261	8X8, Inc. *	364,511

Transaction Processing Services - 4.67%
45,460	Evo Payments, Inc. Class A *	1,327,432
24,936	Repay Holdings Corp. Class A *	621,156
		1,948,588
Trucking - 2.94%
5,429	SAIA, Inc. *	1,226,954

TOTAL FOR COMMON STOCKS (Cost $28,497,476) - 97.46%		40,629,704

SHORT-TERM INVESTMENT - 2.70%
1,125,827	First American Government Obligation Fund - Class Z 0.02% ** (Cost $1,125,827)	1,125,827

TOTAL INVESTMENTS (Cost $29,623,303) *** - 100.16%		41,755,531

LIABILITIES LESS OTHER ASSETS - (0.16)%		(67,335)

NET ASSETS - 100.00%		$ 41,688,196

ADR - American Depositary Receipts.

* Non-income producing securities during the period.

** The rate shown represents the yield at July 31, 2021.

*** Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is $29,818,510, and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Gross Unrealized Appreciation (Tax)      $13,056,026

Gross Unrealized Depreciation (Tax)         (1,119,005)

Net Unrealized Appreciation (Tax)          $11,937,021

The accompanying notes are an integral part of these financial statements.

Annual Report | 19

RANGER FUNDS INVESTMENT TRUST

RANGER MICRO CAP FUND

SCHEDULE OF INVESTMENTS

JULY 31, 2021

Shares		Value

COMMON STOCKS - 96.70%

Apparel Retailers - 2.58%
4,671	Boot Barn Holdings, Inc. *	$ 403,668

Banks - 7.85%
16,520	Banc of California, Inc.	282,822
3,650	Metropolitan Bank Holding Corp. *	259,260
3,354	Triumph Bancorp, Inc. *	257,118
11,342	Capstar Financial Holdings, Inc.	240,450
7,690	Five Star Bancorp	187,405
		1,227,055
Biotechnology - 7.70%
34,683	Avid Bioservices, Inc. *	889,619
6,483	ANI Pharmaceuticals, Inc. *	219,968
4,252	Alpha Teknova, Inc. *	94,480
		1,204,067
Building Materials: Other - 2.42%
9,760	Insteel Industries, Inc.	378,981

Containers & Packaging - 1.21%
7,365	Ranpak Holdings, Corp. Class A *	188,691

Cosmetics - 2.89%
16,340	e.l.f. Beauty, Inc. *	451,147

Electronic Equipment: Control and Filter - 4.36%
16,014	NAPCO Security Technologies, Inc. *	566,095
17,597	LiqTech International, Inc. (Denmark) *	115,788
		681,883
Electronic Equipment: Gauges and Meters - 2.61%
1,385	Mesa Laboratories, Inc.	407,896

Electronic Equipment: Other - 2.52%
11,986	Allied Motion Technologies, Inc.	394,459

Home Construction - 2.84%
17,714	Green Brick Partners, Inc. *	444,090

Medical Equipment - 15.58%
20,036	BioLife Solutions, Inc. *	939,688
12,734	iRadimed Corp. *	428,627
22,732	InfuSystem Holdings, Inc. *	414,859
7,330	LeMaitre Vascular, Inc.	399,192
5,188	Tactile Systems Technology, Inc. *	254,108
		2,436,474

The accompanying notes are an integral part of these financial statements.

Annual Report | 20

RANGER FUNDS INVESTMENT TRUST

RANGER MICRO CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JULY 31, 2021

Shares		Value

Medical Supplies - 5.26%
3,996	Utah Medical Products, Inc.	$ 357,243
7,501	Anika Therapeutics, Inc. *	301,015
2,746	UFP Technologies, Inc. *	164,156
		822,414
Metal Fabricating - 1.71%
1,701	Omega Flex, Inc.	266,751

Oil: Crude Producers - 1.85%
14,755	Brigham Minerals, Inc. Class A	289,788

Pharmaceuticals - 3.03%
1,965	Heska Corp. *	472,976

Restaurants and Bars - 2.21%
4,226	Kura Sushi USA, Inc. Class A *	205,468
3,457	BJ's Restaurants, Inc. *	140,285
		345,753
Semiconductors - 1.61%
7,231	nLight, Inc. *	250,843

Software - 20.64%
32,096	Absolute Software Corp. (Canada)	439,715
18,991	Mitek Systems, Inc. *	419,891
17,802	American Software, Inc. Class A	391,644
8,235	Simulations Plus, Inc.	388,610
4,467	QAD, Inc. Class A	387,512
12,621	OneSpan Inc. *	311,360
16,160	PDF Solutions, Inc. *	302,354
39,963	Zix Corp. *	296,126
8,965	Model N, Inc. *	290,197
		3,227,409
Specialty Retailers - 4.05%
3,985	America's Car-Mart, Inc. *	633,615

Telecommunications Equipment - 1.46%
40,598	Genasys, Inc. *	227,349

Transaction Processing Services - 2.32%
11,353	i3 Verticals, Inc. Class A *	362,388

TOTAL FOR COMMON STOCKS (Cost $10,350,935) - 96.70%		15,117,697

The accompanying notes are an integral part of these financial statements.

Annual Report | 21

RANGER FUNDS INVESTMENT TRUST

RANGER MICRO CAP FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

JULY 31, 2021

Shares		Value

SHORT-TERM INVESTMENT - 3.73%
583,566	First American Government Obligation Fund - Class Z 0.02% ** (Cost $583,566)	$ 583,566

TOTAL INVESTMENTS (Cost $10,934,501) *** - 100.43%		15,701,263

LIABILITIES LESS OTHER ASSETS - (0.43)%		(66,719)

NET ASSETS - 100.00%		$15,634,544

* Non-income producing securities during the period.

** The rate shown represents the yield at July 31, 2021.

*** Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is $11,066,083, and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Gross Unrealized Appreciation (Tax)     $   4,992,605

Gross Unrealized Depreciation (Tax)            (357,425)

Net Unrealized Appreciation (Tax)         $   4,635,180

The accompanying notes are an integral part of these financial statements.

Annual Report | 22

RANGER FUNDS INVESTMENT TRUST

RG AURUM+ FUND

SCHEDULE OF INVESTMENTS

JULY 31, 2021

Shares		Value

COMMON STOCK - 1.94%

Services-Computer Processing & Data Preparation - 1.94%
34,590	Riot Blockchain, Inc. *	$ 1,139,741

TOTAL FOR COMMON STOCK (Cost $1,200,321) - 1.94%		1,139,741

OPEN-END GRANTOR TRUST - 15.08%

Commodity Contracts Brokers & Dealers - 15.08%
255,185	Grayscale Bitcoin Trust *	8,863,851

TOTAL FOR OPEN-END GRANTOR TRUST (Cost $8,747,663) - 15.08%		8,863,851

SHORT-TERM INVESTMENT - 20.80%
12,220,597	First American Government Obligation Fund - Class Z 0.02% ** (Cost $12,220,597)	12,220,597

TOTAL INVESTMENTS (Cost $22,168,581) *** - 37.82%		22,224,189

OTHER ASSETS IN EXCESS OF LIABILITIES - 62.18%		36,540,445

NET ASSETS - 100.00%		$58,764,634

LONG FUTURES CONTRACTS
Description	Contracts	Expiration	Notional Amount	Value	Unrealized Appreciation
Gold 100 oz Futures ****	156	December 2021	$28,155,258	$28,348,320	$193,062

* Non-income producing securities during the period.

** The rate shown represents the yield at July 31, 2021.

*** Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is $22,361,643, and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Gross Unrealized Appreciation (Tax)   $         132,885

Gross Unrealized Depreciation (Tax)               (77,277)

Net Unrealized Appreciation (Tax)       $           55,608

**** Under normal circumstances, the Fund concentrates investments in the precious metals industry because it invests over 25% of its net assets in this industry.

The accompanying notes are an integral part of these financial statements.

Annual Report | 23

RANGER FUNDS INVESTMENT TRUST

STATEMENTS OF ASSETS AND LIABILITIES

JULY 31, 2021

Assets:	Small Cap Fund	Micro Cap Fund	RG Aurum+ Fund * (consolidated)
Investments In Securities, At Value (Cost $29,623,303, $10,934,501, and $22,168,581, respectively)	$ 41,755,531	$ 15,701,263	$ 22,224,189
Deposit with Broker for Futures Contracts	-	-	8,368,169
Cash	1,000	-	-
Receivables:
Dividends and Interest	978	505	210
Securities Sold	-	1,452	31,462,772
Variation Margin	-	-	193,062
Shareholder Subscriptions	30,944	-	-
Prepaid Expenses	1,511	1,882	6,755
Total Assets	41,789,964	15,705,102	62,255,157
Liabilities:
Payables:
Advisory Fees	14,400	6,772	53,433
Audit Fees	31,417	29,542	32,341
Securities Purchased	-	6,673	3,307,579
Other Expenses	46,780	27,571	67,211
Shareholder Redemptions	9,171	-	29,959
Total Liabilities	101,768	70,558	3,490,523
Net Assets	$ 41,688,196	$ 15,634,544	$ 58,764,634

Net Assets Consist Of:
Paid In Capital	$ 26,660,344	$ 4,353,433	$ 58,475,751
Distributable Earnings	15,027,852	11,281,111	288,883
Net Assets	$ 41,688,196	$ 15,634,544	$ 58,764,634

Institutional Class:

Net Assets	$ 41,688,196	$ 15,634,544	$ 58,764,634
Shares Outstanding (unlimited number of shares authorized with no par value)	1,722,641	805,163	2,852,858**
Net Asset Value, Redemption Price And Offering Price Per Share	$ 24.20	$ 19.42	$ 20.60

* On September 9, 2020, the RG Tactical Market Neutral Fund was renamed RG Aurum+ Fund.

** On September 8, 2020, the RG Aurum+ Fund (fka RG Tactical Market Neutral Fund) underwent a 2.39 for 1 reverse share split.

The accompanying notes are an integral part of these financial statements.

Annual Report | 24

RANGER FUNDS INVESTMENT TRUST

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JULY 31, 2021

Investment Income:	Small Cap Fund	Micro Cap Fund	RG Aurum+ Fund * (consolidated)
Dividends (net of foreign withholding of $0, $921, & $0 respectively)	$ 104,766	$ 82,566	$ 168,226
Interest	262	205	3,309
Total Investment Income	105,028	82,771	171,535

Expenses:
Advisory Fees (Note 6)	337,266	211,645	836,411
Audit Fees	28,167	26,917	31,217
Transfer Agent & Accounting Fees	41,371	31,861	44,416
Registration Fees	2,336	-	9,952
Custody Fees	7,747	4,409	10,929
Insurance Fees	3,297	2,260	4,536
Trustee Fees	2,188	2,187	2,188
Printing Fees	4,653	1,676	2,379
NASDAQ Fees	704	704	704
Servicing Account Fees	4,920	259	30,447
Miscellaneous Fees	1,156	970	1,445
Legal Fees	38,054	22,647	70,367
Total Expenses	471,859	305,535	1,044,991
Advisory Fees Waived (Note 6)	(95,946)	(51,302)	(63,425)
Net Expenses	375,913	254,233	981,566

Net Investment Loss	(270,885)	(171,462)	(810,031)

Realized And Unrealized Gain (Loss) On Investments:
Realized Gain On Investments and Foreign Currency Translation	3,874,448	8,711,118	3,678,047
Realized Loss On Long Futures Contracts	-	-	(2,140,559)
Net Change In Unrealized Appreciation On Investments and Foreign Currency Translation	7,702,185	1,898,130	54,756
Net Change In Unrealized Appreciation On Long Futures Contracts	-	-	193,062
Net Realized And Unrealized Gain On Investments	11,576,633	10,609,248	1,785,306

Net Increase In Net Assets Resulting From Operations	$11,305,748	$10,437,786	$ 975,275

* On September 9, 2020, the RG Tactical Market Neutral Fund was renamed RG Aurum+ Fund.

The accompanying notes are an integral part of these financial statements.

Annual Report | 25

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	7/31/2021	7/31/2020
Increase (Decrease) In Net Assets From Operations:
Net Investment Loss	$ (270,885)	$ (158,415)
Net Realized Gain On Investments	3,874,448	2,240,776
Net Change In Unrealized Appreciation (Depreciation) On Investments	7,702,185	(726,631)
Net Increase In Net Assets Resulting From Operations	11,305,748	1,355,730

Distributions Paid To Shareholders	(2,121,872)	(1,634,402)

Capital Share Transactions (Note 8)	7,129,544	(187,081)

Total Increase (Decrease) In Net Assets	16,313,420	(465,753)

Net Assets:
Beginning Of Year	25,374,776	25,840,529

End Of Year	$ 41,688,196	$ 25,374,776

The accompanying notes are an integral part of these financial statements.

Annual Report | 26

RANGER FUNDS INVESTMENT TRUST

RANGER MICRO CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	7/31/2021	7/31/2020
Increase (Decrease) In Net Assets From Operations:
Net Investment Loss	$ (171,462)	$ (145,376)
Net Realized Gain (Loss) On Investments	8,711,118	(1,557,105)
Net Change In Unrealized Appreciation On Investments	1,898,130	2,315,361
Net Increase In Net Assets Resulting From Operations	10,437,786	612,880

Distributions Paid To Shareholders	-	-

Capital Share Transactions (Note 8)	(12,624,421)	(427,010)

Total Increase (Decrease) In Net Assets	(2,186,635)	185,870

Net Assets:
Beginning Of Year	17,821,179	17,635,309

End Of Year	$ 15,634,544	$ 17,821,179

The accompanying notes are an integral part of these financial statements.

Annual Report | 27

RANGER FUNDS INVESTMENT TRUST

RG AURUM+ FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	7/31/2021	7/31/2020
Increase (Decrease) In Net Assets From Operations:
Net Investment Loss	$ (810,031)	$ (40,181)
Net Realized Gain (Loss) On Investments	3,678,047	(634,579)
Net Realized Loss On Long Futures Contracts	(2,140,559)	-
Net Change In Unrealized Appreciation (Depreciation) On Investments	54,756	(45,450)
Net Change In Unrealized Appreciation On Securities Sold Short	-	33,824
Net Change In Unrealized Appreciation On Long Futures Contracts	193,062	-
Net Increase (Decrease) In Net Assets Resulting From Operations	975,275	(686,386)

Distributions Paid To Shareholders	-	(39,462)

Capital Share Transactions (Note 8)	57,634,631	(2,751,145)

Total Increase (Decrease) In Net Assets	58,609,906	(3,476,993)

Net Assets:
Beginning Of Year	154,728	3,631,721

End Of Year	$ 58,764,634	$ 154,728

* On September 9, 2020, the RG Tactical Market Neutral Fund was renamed RG Aurum+ Fund.

The accompanying notes are an integral part of these financial statements.

Annual Report | 28

RANGER FUNDS INVESTMENT TRUST

RANGER SMALL CAP FUND

INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR AN INSTITUTIONAL CLASS SHARE OUTSTANDING THROUGHOUT THE YEAR.

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.

(a) Expenses before waivers (excluding servicing account fees of 0.01%) was 1.39%.

(b) Expenses after waivers (excluding servicing account fees of 0.01%) was 1.10%.

The accompanying notes are an integral part of these financial statements.

Annual Report | 29

RANGER FUNDS INVESTMENT TRUST

RANGER MICRO CAP FUND

INSTITUTIONAL CLASS

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR AN INSTITUTIONAL CLASS SHARE OUTSTANDING THROUGHOUT THE PERIOD/YEAR.

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

** Assumes reinvestment of dividends.

*** Amount is less than $0.005.

(a) Not annualized.

(b) For period from 06/06/18 to 07/31/18.

(c) Period June 6, 2018 (commencement of investment operations) through July 31, 2018.

(d) Expenses before waivers (excluding servicing account fees of less than 0.01%) was 1.80%.

(e) Expenses after waivers (excluding servicing account fees of less than 0.01%) was 1.50%.

The accompanying notes are an integral part of these financial statements.

Annual Report | 30

RANGER FUNDS INVESTMENT TRUST

RG AURUM+ FUND *

INSTITUTIONAL CLASS

CONSOLIDATED FINANCIAL HIGHLIGHTS

SELECTED DATA FOR AN INSTITUTIONAL CLASS SHARE OUTSTANDING THROUGHOUT THE PERIOD/YEAR.

Years Ended				Period Ended (a)	
	7/31/2021	*****	7/31/2020	*****	7/31/2019	*****
Net Asset Value, At Beginning of Period/Year	$ 20.39		$ 24.05		$ 23.88	
Income (Loss) From Investment Operations:						
Net Investment Loss **	(0.34)		(0.21)		-	****
Net Gain (Loss) On Securities (Realized And Unrealized)	0.55		(3.30)		0.17	
Total From Investment Operations	0.21		(3.51)		0.17	
Distributions:						
Net Investment Income	-		(0.08)		-	
Realized Gains	-		(0.07)		-	
Total From Distributions	-		(0.15)		-	
Net Asset Value, At End Of Period/Year	$ 20.60		$ 20.39		$ 24.05	
Total Return *** ^	1.07%		(14.66)%		0.70% (b)	
Ratios/Supplemental Data:						
Net Assets At End Of Period/Year (Thousands)	$ 58,765		$ 155		$ 3,632	
Before Waivers						
Ratio Of Expenses To Average Net Assets	2.18% (e)		4.76% (c)		2.15% (a)(b)	
After Waivers						
Ratio Of Expenses To Average Net Assets	2.05% (f)		3.26% (d)		0.16% (a)(b)	
Ratio Of Net Investment Loss To Average Net Assets	(1.69)%		(0.94)%		(0.03)% (a)(b)	
Portfolio Turnover	460.74% ?		286.01%		0.00% (b)

* On September 9, 2020, the RG Tactical Market Neutral Fund was renamed RG Aurum+ Fund.

** Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.

*** Assumes reinvestment of dividends.

**** Amount is less than $0.005.

***** On September 8, 2020, shares of Aurum+ Fund were adjusted to reflect a 2.39 for 1 reverse share split and accordingly, the Net Asset Value for each period have been restated to reflect such reverse share split.  Please refer to Note 14 for additional information.

^ The amount of net realized and unrealized gain on investment per share for the year ended July 31, 2021 does not accord with the amounts in the Statement of Operations due to a 2.39 for 1 reverse share split that occurred on September 8, 2020.

Δ The RG Aurum+ Fund changed investment strategies in September 2020 from a global market neutral strategy to a precious metal and cryptocurrency strategy, which, thus far, has a higher rate of portfolio turnover than the prior strategy.

(a) Period July 1, 2019 (commencement of investment operations) through July 31, 2019.

(b) Not annualized

(c) Expenses before waivers (excluding interest expense of 0.19% and dividend expense of 1.08%) was 3.49%.

(d) Expenses after waivers (excluding interest expense of 0.19% and dividend expense of 1.08%) was 1.99%.

(e) Expenses before waivers (excluding servicing account fees of 0.06%) was 2.12%.

(f) Expenses after waivers (excluding servicing account fees of 0.06%) was 1.99%.

The accompanying notes are an integral part of these financial statements.

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Note 1. Organization

Ranger Funds Investment Trust (the “Trust”), is an open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The affairs of the Trust are managed by the Trust’s Board of Trustees (the “Board”). The Trust was organized on June 21, 2011, as a Delaware Statutory Trust. The Trust currently offers shares of beneficial interest (“shares”) of three series: Ranger Small Cap Fund, Ranger Micro Cap Fund, and RG Aurum+ Fund (formerly the RG Tactical Market Neutral Fund) (individually “the Fund” and collectively the “Funds”). Ranger Small Cap Fund (“Small Cap Fund”) is a diversified portfolio with an investment objective to seek long-term capital appreciation. Ranger Micro Cap Fund (“Micro Cap Fund”) is a diversified portfolio with an investment objective to seek long-term capital appreciation. RG Aurum+ Fund (“Aurum+ Fund”) is a non-diversified portfolio with an investment objective to seek long-term capital appreciation. The Aurum+ Fund Institutional Class commenced investment operations on July 1, 2019. Each Fund has Institutional Class Shares and Investor Class Shares; however, the Funds do not currently offer their Investor Class shares for sale. The Declaration of Trust permits the Board to create additional funds and share classes.

Ranger Investment Management, L.P. (“Ranger Investment”) serves as investment adviser to Small Cap Fund and Micro Cap Fund. RG Alts, L.P. (“RG Alts”) serves as investment adviser to the Aurum+ Fund. Ranger Investment, and RG Alts, are each referred to as an “Adviser,” and collectively as the “Advisers.”

Note 2. Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update  2013-08.

Fund-level income and expenses, and realized and unrealized capital gains and losses are allocated to each share class based on their relative net asset within the Funds. Class-specific expenses are allocated to that share class. Trust expenses for the Funds are allocated based on their relative net asset within the Trust or allocated based on the number of Funds within the Trust.

Security Valuations: All investments in securities, including securities sold short, are recorded at their estimated fair value, as described in Note 4.

Short Sales of Investments: Aurum+ Fund may engage in short sales of securities to realize appreciation when a security that the Aurum+ Fund does not own declines in value. A short sale is a transaction in which the fund sells a security it does not own to a third party by borrowing the security in anticipation of purchasing the same security at the market price on a later date to close out the borrow and thus the short position. The

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price the fund pays at the later date may be more or less than the price at which the fund sold the security. If the price of the security sold short increases between the short sale and when the fund closes out the short sale, the fund will incur a loss, which is theoretically unlimited. The fund will realize a gain, which is limited to the price at which the fund sold the security short, if the security declines in value between those dates. Dividends on securities sold short are recorded as dividend expense for short sales in the Statement of Operations. While the short position is open, the fund will post cash or liquid assets at least equal in value to the fair value of the securities sold short. While the short position is open, the fund will post cash or liquid assets at least equal in an amount which corresponds to (i) the internal policies of the broker lending the applicable securities, and additionally (ii) Regulation T of the Board of Governors of the Federal Reserve System, FINRA Rule 4210, Regulation X of the Board of Governors of the Federal Reserve System and other applicable regulatory requirements. Interest related to the loan is included in interest expense for short sales in the Statement of Operations. All collateral is marked to market daily. The fund may also be required to pledge on the books of the fund additional assets for the benefit of the security and cash lender. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Short positions, if any, are reported at value and listed after the fund’s portfolio. At the close of the reporting period, July 31, 2021, the Aurum+ Fund did not hold any securities sold short and held no deposit with broker or collateral for securities sold short.

Federal Income Taxes: The Funds make no provision for federal income or excise tax. The Funds intend to qualify each year as “regulated investment companies” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense. Therefore, no federal income tax or excise provision is required.

The Funds recognize the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2017-2020) or expected to be taken in the Funds’ 2021 tax returns. The Funds identify their major tax jurisdiction as U.S. Federal, however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended July 31, 2021, the Funds did not incur any interest or penalties.

For tax purposes, RG Gold+ SPV, Ltd. is an exempted Cayman Islands investment company. RG Gold+ SPV, Ltd. has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No

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such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, RG Gold+ SPV, Ltd. is a Controlled Foreign Corporation and as such is not subject to U.S. income tax. However, a portion of RG Gold+ SPV, Ltd.’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income.

Consolidation of Subsidiary: The consolidated financial statements of the Aurum+ Fund include the accounts of RG Gold+ SPV, Ltd., a wholly-owned and controlled subsidiary (the “Subsidiary”). All inter-company accounts and transactions have been eliminated in consolidation. The Fund may invest up to 25% of its total assets in the Subsidiary, which acts as an investment vehicle in order to affect certain investments consistent with the Fund’s investment objectives and policies. The Subsidiary commenced operations on September 8, 2020 and is an exempted Cayman Islands company with limited liability. As of July 31, 2021, the Aurum+ Fund’s investment in the Subsidiary was valued at $14,117,503.

Distributions to Shareholders: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. For financial reporting purposes the treatment of distributions made to shareholders during the year from net investment income, net realized capital, or return of capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Funds.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Investment transactions and related investment income: The Funds record security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis.

Return of Capital Estimates: Distributions received from a Fund’s investments in Real Estate Investments Trusts (“REITs”) and Master Limited Partnerships (“MLPs”), generally are comprised of income and return of capital. The respective Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each REIT, each MLP and other industry sources. These estimates may subsequently be revised based on information received from REITs and MLPs after their tax reporting periods are concluded.

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Share Valuation: The net asset value per share of each class of shares for Small Cap Fund, Micro Cap Fund, and Aurum+ Fund are calculated daily by dividing the total value of each Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The offering price and redemption price per share of each class of Small Cap Fund, Micro Cap Fund, and Aurum+ Fund is equal to the net asset value per share.

Share Class Accounting: Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to each respective share class of the respective Fund on the basis of the daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

Each class of shares has proportionate rights as to assets of the respective Funds, and the classes are identical except for ongoing distribution fees. Investor Class shares are subject to distribution fees, whereas Institutional Class shares are not. All classes have equal voting privileges, except where otherwise required by law or when the Trustees determine that the matter to be voted on affects only the interests of the shareholders of a particular class.

Translation of Foreign Currency: Assets and liabilities denominated in foreign currencies are translated into United States dollar amounts at the daily exchange rates. Transactions denominated in foreign currencies, including purchases and sales of investments, and income and expenses, are translated into United States dollar amounts on the transaction date. Adjustments arising from foreign currency transactions are reflected in the Statement of Operations.

The Funds do not isolate that portion of the results of operations arising from the effect of changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of investments held. Such fluctuations are included in net realized and unrealized gain on investments in the Statement of Operations.

Guarantees and Indemnifications: In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown and would involve future claims against the Funds’ that have not yet occurred. Based on experience, the Funds would expect the risk of loss to be remote.

Note 3. Risks

Micro, Small and Medium Capitalization Risk: Micro, small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of micro, small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions than large capitalization companies. Securities of small and medium

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capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate, and may offer greater potential for losses.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Micro Cap Fund: An investment in the Micro Cap Fund is subject to a variety of risks, including the possible loss of investment capital. Additional risks associated with the Micro Cap Fund include, but are not limited to:

Micro Cap Company Risk; Equity Market Risk: Equity markets can be volatile and the prices of common stocks can fluctuate significantly. In addition, the Micro Cap Fund portfolio invests in micro capitalization companies, which may be subject to more abrupt or erratic market movements than those of larger, more established companies.

Liquidity Risk: Some micro cap securities may have few market-makers and low trading volume, which can increase transaction costs and may make it difficult or impossible for the Micro Cap Fund to dispose of a security position at all or at a price which represents current or fair market value.

ETF Tracking Risk: Investment in the Micro Cap Fund should be made with the understanding that the passive ETFs in which the Micro Cap Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the passive ETFs in which the Micro Cap Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the passive ETFs may, from time to time, temporarily be unavailable, which may further impede the passive ETFs' ability to track their applicable indices.

A number of other risks are associated with an investment in the Micro Cap Fund, including: issuer specific risks, liquidity risks, and risks associated with the Investment Advisor’s judgment. Greater detail on each of the above stated risks may be found in the Fund’s prospectus.

Small Cap Fund: An investment in the Small Cap Fund is subject to a variety of risks, including the possible loss of investment capital. Additional risks associated with the Small Cap Fund include, but are not limited to:

Small Cap Company Risk: Equity Market Risk: Equity markets can be volatile and the prices of common stocks can fluctuate significantly. In addition, the Small Cap Fund portfolio invests in small capitalization companies, which may be subject to more abrupt or erratic market movements than those of larger, more established companies.

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Liquidity Risk: Some small cap securities may have few market-makers and low trading volume, which can increase transaction costs and may make it difficult or impossible for the Small Cap Fund to dispose of a security position at all or at a price which represents current or fair market value.

A number of other risks are associated with an investment in the Small Cap Fund, including: issuer specific risks, liquidity risks, and risks associated with the Investment Advisor’s judgment. Greater detail on each of the above stated risks may be found in the Fund’s prospectus.

Aurum+ Fund: An investment in the Aurum+ Fund is subject to a variety of risks, including the possible loss of investment capital. Additional risks associated with the Aurum+ Fund include, but are not limited to:

Concentration in Precious Metals Industry. The Fund may be subject to greater risks and market fluctuations than a fund whose portfolio has exposure to a broader range of industries. The Fund may be susceptible to financial, economic, political or market events, as well as government regulation, impacting the gold industry. Fluctuations in the price of gold or other precious metals often dramatically affect the profitability of companies in the precious metals industry.

Cryptocurrency Risk. Cryptocurrency (notably, Bitcoin), often referred to as "virtual currency" or "digital currency," operates as a decentralized, peer-to-peer financial exchange and value storage that is used like money. The Fund may have exposure to Bitcoin, a cryptocurrency, indirectly through an investment in an investment vehicle. Cryptocurrencies operate without central authority or banks and is not back by any government. Cryptocurrencies may experience very high volatility and related investment vehicles may be affected by such volatility. Cryptocurrency is not legal tender. Federal, state or foreign governments may restrict the use and exchange of cryptocurrency, and regulation in the U.S. is still developing. Cryptocurrency exchanges may stop operating or permanently shut down due to fraud, technical glitches, hackers or malware.

ETF Risk. ETFs are subject to investment advisory or management fees and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange. ETF shares may trade at a discount or a premium in market price if there is a limited market in such shares. ETFs are also subject to brokerage and/or other trading costs, which could result in greater expenses to the Fund. Because the value of ETF shares depends on the demand in the market, the Fund’s adviser may not be able to liquidate the Fund’s holdings at the most optimal time, adversely affecting performance.

Futures Risk. The Fund's use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not

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correlate perfectly with the underlying reference asset. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. Counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives.

Non-Diversification Risk. A non-diversified fund's greater investment in a single issuer makes the Fund more susceptible to financial, economic or market events impacting such issuer. A decline in the value of or default by a single investment may have a greater negative effect than a similar decline or default by a single security in a diversified portfolio.

A number of other risks are associated with an investment in the Aurum+ Fund, including: issuer specific risks, liquidity risks, and risks associated with the Investment Advisor’s judgment. Greater detail on each of the above stated risks may be found in Aurum+ Fund’s prospectus.

Note 4. Security Valuations

As described in Note 2, all investments are recorded at their estimated fair value. The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuating the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

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The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements: A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock including ADRs, preferred stock, exchange traded funds and real estate investment trusts) - Equity securities are valued by using market quotations furnished by a pricing service when the Advisers believe such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are valued by the pricing service at the NASDAQ Official Closing Price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a Level 1 security. When the security position is not considered to be part of an active market or when the security is valued at the bid price, the position is generally categorized as a Level 2 security. When market quotations are not readily available, when the Advisers determine that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when illiquid securities are being valued, such securities are valued at fair value as determined by the Adviser in good faith, in accordance with guidelines adopted by and subject to review of the Board of Trustees and are categorized as Level 3.

Money market funds are generally priced at the ending NAV provided by service agent of the Funds. These securities will be classified as Level 1 of the value hierarchy.

Derivative instruments (future contracts) - Listed derivative instruments that are actively traded, including futures contracts, are valued based on quoted prices from the exchange and are categorized in level 1 of the fair value hierarchy.

The following table presents information about the Small Cap Fund’s investments measured at fair value as of July 31, 2021:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$40,629,704	$ -	$ -	$40,629,704
Short-Term Investment	1,125,827	-	-	1,125,827
Total	$41,755,531	$ -	$ -	$41,755,531

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The following table presents information about the Micro Cap Fund’s investments measured at fair value as of July 31, 2021:

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$15,117,697	$ -	$ -	$15,117,697
Short-Term Investment	583,566	-	-	583,566
Total	$15,701,263	$ -	$ -	$15,701,263

The following tables presents information about the Aurum+ Fund’s investments measured at fair value as of July 31, 2021:

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$ 1,139,741	$ -	$ -	$ 1,139,741
Open-End Grantor Trust	8,863,851	-	-	8,863,851
Short-Term Investment	12,220,597	-	-	12,220,597
Total	$ 22,224,189	$ -	$ -	$ 22,224,189

	Other Financial Instruments
Categories	Level 1	Level 2	Level 3	Fair Value

Futures Contracts	$193,062	$ -	$ -	$193,062
Total	$193,062	$ -	$ -	$193,062

The Funds did not hold any Level 2 or Level 3 assets as of July 31, 2021. Therefore a reconciliation of assets in which significant unobservable inputs were used in determining fair value is not applicable. For more detail on the investments, please refer to the Schedules of Investments. The Funds also did not have transfers into or out of Level 1, Level 2 or Level 3 during the year ended July 31, 2021. The Funds consider transfers into and out of Level 1 and Level 2 as of the end of the reporting period.

Note 5. Derivative Transactions

The fair value of derivative instruments, not accounted for as hedging instruments, as reported within the Statements of Assets and Liabilities for the Aurum+ Fund as of July 31, 2021 was as follows:

Assets	Commodity Contracts
Variation Margin	$ 193,062
Total	$ 193.062

The effect of derivative instruments on the Statements of Operations for the Aurum+ Fund for the year ended July 31, 2021 and related activity was as follows:

Type of Derivative	Realized Loss	Change in Unrealized Appreciation	Total
Long Futures Contracts	$ (2,140,559)	$ 193,062	$ (1,947,497)
	$ (2,140,559)	$ 193,062	$ (1,947,497)

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The Aurum+ Fund considers the average quarter-end notional amounts during the period, categorized by primary underlying risk, to be representative of its derivative activities during the year ended July 31, 2021.

Average Notional Amount	Commodity Contracts
Long Futures Contracts	$ 31,054,951

The Aurum+ Fund has adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities, which require that the Aurum+ Fund disclose: a) how and why an entity uses derivative instruments and b) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows.

The Aurum+ Fund may buy or sell futures to increase exposure to the market, hedge market exposure of an existing portfolio, or decrease overall market exposure. The Adviser may invest in futures in this way to achieve a desired portfolio exposure.

The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations.

Note 6. Investment Advisory Fee and Other Transactions with Affiliates

Pursuant to the Management Agreements (“Management Agreements”) between the applicable Adviser and the Trust, Ranger Investment is entitled to investment advisory fees, computed daily and payable monthly, of 1.00% per annum of the average daily net assets of Small Cap Fund. Pursuant to the Management Agreement, Ranger Investment is entitled to investment advisory fees, computed daily and payable monthly, of 1.25% per annum of the average daily net assets of Micro Cap Fund. Pursuant to the Management Agreement, RG Alts is entitled to investment advisory fees, computed daily and payable monthly, of 1.75% per annum of the average daily net assets of Aurum+ Fund. For the year ended July 31, 2021, the Advisers earned $337,266, $211,645, and $836,411 from the Small Cap Fund, Micro Cap Fund, and Aurum+ Fund, respectively. For the year ended July 31, 2021, the Advisers waived $95,946, $51,302, and $63,425 in fees from the Small Cap Fund, Micro Cap Fund, and Aurum+ Fund, respectively. At July 31, 2021, the

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Advisers were owed $14,400, $6,772, and $53,433, from the Small Cap Fund, Micro Cap Fund and Aurum+ Fund, respectively.

Ranger Investment has entered into an Expense Limitation Agreement with the Trust (the “Expense Limitation Agreements”), whereby the Adviser has agreed to reduce its fees and reimburse expenses so that the net annual operating expenses (exclusive of any Rule 12b-1 fees, acquired fund fees and expenses, distribution or shareholder servicing fees, brokerage commissions, interest, taxes, servicing account fees and extraordinary expenses) of Small Cap Fund will not exceed 1.10% of average daily net assets until November 30, 2021. Ranger Investment has contractually agreed to reduce its fees and to reimburse expenses, at least until November 30, 2021, to ensure that total annual Micro Cap Fund operating expenses after fee waiver and/or reimbursement (exclusive of any Rule 12b-1 distribution or shareholder servicing fees, taxes, interest, brokerage commissions, acquired fund fees and expenses, or extraordinary expenses such as litigation) will not exceed 1.50% of average daily net assets. RG Alts has contractually agreed to reduce its fees and to reimburse expenses, at least until November 30, 2021, to ensure that total annual Aurum+ Fund operating expenses after fee waiver and/or reimbursement (exclusive of any Rule 12b-1 distribution or shareholder servicing fees, taxes, interest, dividend expenses, brokerage commissions, acquired fund fees and expenses, or extraordinary expenses such as litigation) will not exceed 1.99% of average daily net assets. Each Adviser may recoup any waived or reimbursed amount from each respective Fund pursuant to these Expense Limitation Agreements if such reimbursement does not cause the respective Fund to exceed existing expense limitations and the reimbursement is made within three years after the respective adviser incurred the expenses. As of July 31, 2021, Ranger Investment is entitled to recapture $243,790 in expenses pursuant to the Expense Limitation Agreement from the Small Cap Fund. As of July 31, 2021, Ranger Investment is entitled to recapture $135,494 in expenses pursuant to the Expense Limitation Agreement from the Micro Cap Fund. As of July 31, 2021, RG Alts is entitled to recapture $158,745 in expenses pursuant to the Expense Limitation Agreement from the Aurum+ Fund.

Fiscal Year Ended	Recoverable Through	Small Cap Fund	Micro Cap Fund	Aurum+ Fund
July 31, 2019	July 31, 2022	$ 70,628	$ 44,666	$ 31,287
July 31, 2020	July 31, 2023	$ 77,216	$ 39,526	$ 64,033
July 31, 2021	July 31, 2024	$ 95,946	$ 51,302	$ 63,425

Each Trustee who is not affiliated with the Trust and/or the Advisers will receive an annual fee of $2,500, as well as reimbursement for any reasonable expenses incurred attending the meetings. The “interested person” who serves as Trustee of the Trust receives no compensation for his services as a Trustee. None of the executive officers receive compensation from the Trust.

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Note 7. Agreements

Transfer Agent Agreement and Accounting Services Agreement: Mutual Shareholder Services, LLC (“MSS”) serves as Transfer Agent to each Fund, pursuant to a Transfer Agent Agreement with the Trust. Under the Transfer Agent Agreement, MSS provides all of the customary services of a transfer agent and dividend disbursing agent.

In addition, MSS provides accounting services to the Funds pursuant to an Accounting Services Agreement with the Trust. As such, MSS provides all necessary administration, bookkeeping and pricing services to each Fund.

For the services rendered to the Funds pursuant to the Transfer Agent Agreement and Accounting Services Agreement, each Fund pays MSS an annual fee based on the average net asset value of the Fund. Each Fund receives a discount depending on the net assets of the Fund. For the year ended July 31, 2021, the Small Cap Fund, Micro Cap Fund, and Aurum+ Fund incurred $41,371, $31,861, and $44,416 in Transfer Agent and Accounting fees, respectively. As of July 31, 2021, the Small Cap Fund, Micro Cap Fund, and Aurum+ Fund owed $3,450, $2,659, and $3,932 in Transfer Agent and Accounting fees, respectively. The Transfer Agent and Accounting fees are included in the Other Expenses Liability.

12b-1 Plan and Distribution Agreement: The Trust, on behalf of the Funds, has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan permits Investor Class shares of each Fund to pay for certain distribution and promotion expenses related to marketing shares of the Fund. The amount payable annually by each Fund’s Investor Class is 0.25% of its respective average daily net assets. Institutional Class shares of the Funds are not subject to a 12b-1 fee and do not have a Rule 12b-1 plan. Under the Plan, the Trust may engage in any activities related to the distribution of Fund shares.

Arbor Court Capital, LLC (the "Distributor") serves as the principal underwriter and national distributor for the shares of the Trust pursuant to a distribution agreement with the Trust (the "Distribution Agreement"). Prior to November 10, 2019, Foreside Fund Services, LLC served as the principal underwriter and national distributor for the shares of the Trust. Prior to November 10, 2017, Rafferty Capital Markets, LLC served as the principal underwriter and national distributor for the shares of the Trust. The Trust and the Advisers are not affiliated with the Distributor, Foreside Fund Services, LLC or Rafferty Capital Markets, LLC.

Servicing Account Fees:  In March 2021, The Trust, on behalf of the Funds, has approved that each Fund could annually pay up to 0.15% of the Fund assets for shareholder servicing expenses.

Note 8. Capital Share Transactions

At July 31, 2021, there were unlimited shares authorized at no par value for the Trust (which includes the Small Cap Fund, Micro Cap Fund, and Aurum+ Fund). Paid in capital for the year ended July 31, 2021 amounted to $26,660,344, $4,353,433, and

Annual Report | 43

RANGER FUNDS INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2021

$58,475,751 for the Small Cap Fund, Micro Cap Fund, and Aurum+ Fund, respectively. The following table summarizes transactions in capital for each respective year:

Small Cap Fund – Institutional Class	Year Ended July 31, 2021		Year Ended July 31, 2020
	Shares	Amount	Shares	Amount
Shares Sold	539,650	$11,440,087	336,306	$ 5,630,704
Shares Reinvested	59,476	1,273,375	58,592	999,000
Shares Redeemed	(260,782)	(5,583,918)	(456,227)	(6,816,785)
Net Increase (Decrease)	338,344	$ 7,129,544	(61,329)	$ (187,081)

Micro Cap Fund – Institutional Class	Year Ended July 31, 2021		Year Ended July 31, 2020
	Shares	Amount	Shares	Amount
Shares Sold	83,041	$ 1,270,936	51,227	$ 523,564
Shares Reinvested	-	-	-	-
Shares Redeemed	(902,097)	(13,895,357)	(114,199)	(950,574)
Net Decrease	(819,056)	$(12,624,421)	(62,972)	$(427,010)

Aurum+ Fund – Institutional Class	Year Ended July 31, 2021		Year Ended July 31, 2020
	Shares	Amount	Shares	Amount
Shares Sold	3,184,269	$ 64,469,082	363,634	$ 3,636,702
Shares Reinvested	-	-	3,942	39,462
Shares Redeemed	(349,528)	(6,834,451)	(710,208)	(6,427,309)
Net Increase (Decrease)	2,834,741	$ 57,634,631	(342,632)	$(2,751,145)

The Small Cap Fund, Micro Cap Fund, and Aurum+ Fund have not issued Investor Class shares.

Note 9. Investments

Small Cap Fund

For the year ended July 31, 2021, the cost of purchases and the proceeds from sales, other than U.S. Government securities and short-term securities, aggregated $17,982,703 and $13,878,076, respectively.

Micro Cap Fund

For the year ended July 31, 2021, the cost of purchases and the proceeds from sales, other than U.S. Government securities and short-term securities, aggregated $8,878,643 and $21,470,648, respectively.

Aurum+ Fund

For the year ended July 31, 2021, the cost of purchases and the proceeds from sales, other than U.S. Government securities, short-term securities and futures, aggregated $116,926,807 and $110,766,255, respectively.

Annual Report | 44

RANGER FUNDS INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2021

Note 10. Federal Income Taxes

Small Cap Fund

During the year ended July 31, 2021, a long-term capital gain distribution of $1.425561 per share was paid on December 28, 2020, for shareholders on record as of December 27, 2020, for a total distribution of $2,121,872.

The tax character of distributions paid during the year ended July 31, 2021, was as follows:

Capital Gain

$ 2,121,872

During the year ended July 31, 2020, a long-term capital gain distribution of $1.11129 per share was paid on December 27, 2019, for shareholders on record as of December 26, 2019, for a total distribution of $1,634,402.

The tax character of distributions paid during the year ended July 31, 2020, was as follows:

Capital Gain

$ 1,634,402

As of July 31, 2021, for tax purposes the Small Cap Fund’s undistributed net investment loss was $30,453 and its accumulated net realized gain on investments is $3,121,284. The Small Cap Fund adjusts certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules. In addition, the Small Cap Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes.  These reclassifications have no effect on net assets or net asset values per share. Accordingly, during the year ended July 31, 2021, amounts have been reclassified to reflect an increase in distributable earning of $261,412, and a corresponding decrease in accumulated net realized gain on investment of $261,412, which primarily resulted from net operating losses.

Micro Cap Fund

No distributions were paid during the years ended July 31, 2021 and 2020.

As of July 31, 2021, for tax purposes the Micro Cap Fund’s undistributed net investment loss was $32,526 and its accumulated net realized gain on investment is $6,678,457. The Micro Cap Fund adjusts certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules. In addition, the Micro Cap Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. These reclassifications have no

Annual Report | 45

RANGER FUNDS INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2021

effect on net assets or net asset values per share. Accordingly, during the year ended July 31, 2020, amounts have been reclassified to reflect an increase in distributable earning of $156,689, and a corresponding decrease in accumulated net realized gain on investment of $156,689.

Aurum+ Fund

No distributions were paid during the year ended July 31, 2021.

During the year ended July 31, 2020, an ordinary income distribution of $0.03457 per share, a long-term capital gain distribution of $0.00005 per share, and a short-term capital gain distribution of $0.02889 per share, was paid on December 27, 2019, for shareholders on record as of December 26, 2019, for a total distribution of $39,462.

The tax character of distributions paid during the year ended July 31, 2020, was as follows:

Ordinary Income

$ 39,431

Capital Gain

$        31

As of July 31, 2021, for tax purposes the Aurum+ Fund’s undistributed net investment gain was $1,747,115, and its net accumulated net realized loss was $658,916. Additionally, the Aurum+ Fund has elected to defer 2020 post October capital losses of $1,047,986. The Aurum+ Fund adjusts certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules. In addition, the Aurum+ Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. These reclassifications have no effect on net assets or net asset values per share. Accordingly, during the year ended July 31, 2021, amounts have been reclassified to reflect an increase in distributable earning of $2,588,057, and a corresponding decrease in accumulated net realized gain on investment of $2,588,057, which primarily resulted from reclassification of The Subsidiary’s net realized gain on investment.

Note 11. Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of July 31, 2021, R. E. Smith Sub S Trust held approximately 33.13% of the voting securities of the Small Cap Fund and may be deemed to control the Small Cap Fund. As of July 31, 2021, T. Rowe Price Retirement Plan Services held in omnibus accounts for the benefits of others, approximately 26.92% of the voting securities of the Small Cap Fund and may be deemed to control the Small Cap Fund. As of July 31, 2021, Dortmund Ltd. held approximately 54.38% of the voting securities of the Micro Cap Fund and may be deemed to control the Micro Cap Fund. As of July 31, 2021, Charles Schwab & Co., Inc. held in omnibus accounts for the benefits of others, approximately

Annual Report | 46

RANGER FUNDS INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2021

57.71% of the voting securities of the Aurum+ Fund and may be deemed to control the Aurum+ Fund. As of July 31, 2021, National Financial Services, LLC. held in omnibus accounts for the benefits of others, approximately 29.85% of the voting securities of the Aurum+ Fund and may be deemed to control the Aurum+ Fund. However, the above ownership does not constitute control with respect to the SEC's auditor independence rules as they are not beneficial owners with significant influence over the Funds.

Note 12. Market Risk

Overall market risks may also affect the value of the Funds. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions and depressions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s net asset value, and may impair market liquidity, thereby increasing liquidity risk. The Funds could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Note 13. Underlying Investment In Other Investment Companies

The Small Cap Fund, Micro Cap Fund, and Aurum+ Fund invested a portion of their assets in First American Government Obligations Fund – Class Z. The performance of the Funds will be directly affected by the performance of this asset. The financial statements of First American Government Obligations Fund, including the portfolio of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Funds’ financial statements. As of July 31, 2021, the percentage of the Small Cap Fund, Micro Cap Fund, and Aurum+ Fund’s net assets invested in First American Government Obligations Fund – Class Z was 2.70%, 3.73%, and 20.80%, respectively.

Annual Report | 47

RANGER FUNDS INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

JULY 31, 2021

Note 14. Additional Information

On September 8, 2020, shares of Aurum+ Fund were adjusted to reflect a reverse share split. The effect of the reverse share split decreased the number of shares outstanding and increased the net asset value per share. The reverse share split had no impact on the net assets of the Aurum+ Fund or the value of a shareholder’s investment in the Aurum+ Fund. A summary of the reverse share split is as follows:

Fund	Effective Date	Rate	Net Asset Value Per Share Before Split	Net Asset Value Per Share After Split	Shares Outstanding Before Split	Shares Outstanding After Split
Aurum+ Fund	9/8/2020	2.3879404069:1	8.38	20.00	26,385.612	11,049.527

Note 15. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has noted no such events required disclosure.

Annual Report | 48

Report of Independent Registered Public Accounting Firm

 To the Shareholders and Board of Trustees
Ranger Funds Investment Trust:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Ranger Small Cap Fund and Ranger Micro Cap Fund (two of the three funds comprising the Ranger Funds Investment Trust (the Trust)), including the schedules of investments, as of July 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended (each of the years in the three-year period ended July 31, 2021 and the period from June 6, 2018 (commencement of operations) to July 31, 2018 for Ranger Micro Cap Fund). We have also audited the accompanying consolidated statement of assets and liabilities of Ranger RG Aurum+ Fund, formerly RG Tactical Market Neutral Fund (one of the three funds comprising the Trust) (the three funds collectively, the Funds), including the consolidated schedule of investments, as of July 31, 2021, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the consolidated financial statements) and the consolidated financial highlights for each of the years in the two-year period ended July 31, 2021 and the period July 1, 2019 (commencement of operations) to July 31, 2019.  In our opinion, the (consolidated) financial statements and (consolidated) financial highlights  present fairly, in all material respects, the financial position of the Funds as of July 31, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the (consolidated) financial highlights for each of the years in the five-year period then ended (each of the years in the three-year period ended July 31, 2021 and the period from June 6, 2018 (commencement of operations) to July 31, 2018 for Ranger Micro Cap Fund and each of the years in the two-year period ended July 31, 2021 and the period July 1, 2019 (commencement of operations) to July 31, 2019 for Ranger RG Aurum + Fund), in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These (consolidated) financial statements and (consolidated) financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these (consolidated) financial statements and (consolidated) financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2021, by correspondence with custodians and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the (consolidated) financial statements and (consolidated) financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Ranger Funds investment companies since 2014.

Denver, Colorado

September 29, 2021

Annual Report | 49

Denver, Colorado

September 29, 2021

RANGER FUNDS INVESTMENT TRUST

EXPENSE ILLUSTRATION

JULY 31, 2021 (UNAUDITED)

 Expense Example

As a shareholder of the Funds, you incur ongoing costs, which typically consist of management fees, 12b-1 fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period, February 1, 2021 through July 31, 2021 for Ranger Small Cap Fund, Ranger Micro Cap Fund, and RG Aurum+ Fund.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Ranger Small Cap Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	February 1, 2021	July 31, 2021	February 1, 2021 to July 31, 2021

Actual	$1,000.00	$1,144.75	$5.98
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.22	$5.63

* Expenses are equal to the Fund's annualized expense ratio of 1.12%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

a. Annualized expense ratio excluding servicing account fees of 0.03% was 1.10%.

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RANGER FUNDS INVESTMENT TRUST

EXPENSE ILLUSTRATION (CONTINUED)

JULY 31, 2021 (UNAUDITED)

Ranger Micro Cap Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	February 1, 2021	July 31, 2021	February 1, 2021 to July 31, 2021

Actual	$1,000.00	$1,171.29	$8.09
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.34	$7.51

* Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

RG Aurum+ Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	February 1, 2021	July 31, 2021	February 1, 2021 to July 31, 2021

Actual	$1,000.00	$ 987.54	$10.34
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,014.39	$10.48

* Expenses are equal to the Fund's annualized expense ratio of 2.10%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
a. Annualized expense ratio excluding servicing account fees of 0.11% was 1.99%.

Annual Report | 51

RANGER FUNDS INVESTMENT TRUST

TRUSTEES & OFFICERS

JULY 31, 2021 (UNAUDITED)

 Information about Trustees and Officers who are “interested persons” of the Trust as defined under the 1940 Act, and each officer of the Trust, including their principal occupations during the past five years, is as follows:

Name, Address* and Year of Birth	Position/Term of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex *** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Jason Christopher Elliott Year of Birth: 1970	Trustee, Chairman (since September 2011)	Manager, Ranger Capital Group, L.L.C. (since 2005).	3	None
Kenneth Scott Canon Year of Birth: 1962	President (since September 2011)	CEO, Ranger Capital Group Holdings, L.P. (since August 2021) President, Ranger Capital Group Holdings, L.P. (since 2001)	N/A	N/A
Nimrod Hacker Year of Birth: 1968	Secretary (since September 2011)	General Counsel, Ranger Equity a division of Ranger Capital Group Holdings, L.P. (since August 2021) General Counsel, Ranger Capital Group Holdings, L.P. (since 2001- July 2021)	N/A	N/A
Joseph W. Thompson Year of Birth: 1959	Treasurer (since September 2011)	COO/CFO, Ranger Equity a division of Ranger Capital Group Holdings, L.P. (since August 2021) COO/CFO, Ranger Capital Group Holdings, L.P. (June 2002 - July 2021)	N/A	N/A
Wesley McDowell Year of Birth: 1985	Chief Compliance Officer (since May 2021)

Ranger Capital Group (April 2017 - Present) General Counsel (August 2021 - Present) Chief Compliance Officer (January 2021 - Present) Legal Associate (April 2017 - August 2021)

CapRock Services (2012 - April 2017) - Financial services company primarily focused on alternative lending Attorney/Counsel (2012 - April 2017)

Information about Trustees who are not “interested persons” of the Trust as defined under the 1940 Act, including their principal occupations during the past five years, is as follows:

Name, Address* and Year of Birth	Position/Term of Office**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex*** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Curtis A. Hite Year of Birth: 1969	Independent Trustee (since September 2011)	CEO, Improving Holdco, Inc. (since July 2018) and CEO, Improving Holdings LLC (2007- July 2018), a technology consulting company.	3	None
Benjamin C. Bell, Jr. Year of Birth: 1959	Independent Trustee (since March 2014)	Managing Member, William K. Woodruff & Co, LLC, a registered investment adviser (2009-present); CEO, Christmas Morning Interests, Inc., a consulting company (1997-present); President, Southwest Region, The Signatry, a non-profit Christian foundation (2018-2020).	3	None
Larrie A. Weil Year of Birth: 1944	Independent Trustee, Since November 2020	Principal, Weil Capital Advisors (Since 2011)	3	None

* The address for each Trustee is c/o Ranger, 2828 N. Harwood Street, Suite 1900, Dallas, Texas 75201.

** The term of office for each Trustee and Officer listed above will continue indefinitely.

** *The term “Fund Complex” refers to Ranger Funds Investment Trust.

Annual Report | 52

RANGER FUNDS INVESTMENT TRUST

ADDITIONAL INFORMATION

JULY 31, 2021 (UNAUDITED)

Information Regarding Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Funds at (866) 458-4744 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Information Regarding Portfolio Holdings

The Funds file a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT.  The Funds’ first and third fiscal quarters end on April 30 and October 31. The Funds’ Form N-PORT’s are available on the SEC’s website at http://sec.gov.  You may also obtain copies by calling the Funds at 1-866-458-4744.

Information Regarding Statement of Additional Information

The Statement of Additional Information includes additional information about the Trustees and is available without charge upon request, by calling toll free at 1-866-458-4744.

Shareholder Meeting

At a Special Meeting of Shareholders of the Ranger Small Cap Fund, a series of Ranger Funds Investment Trust (the "Trust"), held at the offices of offices of Thompson Hine LLP, 312 Walnut Street, 20th Floor, Cincinnati, Ohio 45202, on March 22, 2021, shareholders of record as of the close of business on January 13, 2021, voted to approve the following proposal:

Approval of a New Management Agreement between Ranger Investment Management, L.P. and the Trust with respect to Ranger Small Cap Fund.

Shares Outstanding	1,559,608.61
For	842,233.370
Against	0.000
Abstain	18,509.261

At a Special Meeting of Shareholders of the Ranger Micro Cap Fund, a series of the Trust, held at the offices of offices of Thompson Hine LLP, 312 Walnut Street, 20th Floor, Cincinnati, Ohio 45202, on March 22, 2021, shareholders of record as of the close of business on January 13, 2021, voted to approve the following proposal:

Approval of a New Management Agreement between Ranger Investment Management, L.P. and the Trust with respect to Ranger Micro Cap Fund.

Shares Outstanding	805,993.67
For	612,479.567
Against	0.000
Abstain	0.000

Annual Report | 53

RANGER FUNDS INVESTMENT TRUST

ADDITIONAL INFORMATION (CONTINUED)

JULY 31, 2021 (UNAUDITED)

Liquidity Program

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage each Fund’s liquidity risk, taking into consideration, among other factors, each respective Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the six months ended July 31, 2021, the Trust's Liquidity Program Administrator ("LPA") and the Board reviewed the Funds’ investments and they determined that, generally, the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements.  Accordingly, the Board and the LPA concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented.

Annual Report | 54

Independent Registered Public Accounting Firm	KPMG LLP 1225 17th Street, Suite 800 Denver, CO 80202	Legal Counsel	Thompson Hine LLP 41 South High Street Suite 1700 Columbus, OH 43215
Custodian	U.S. Bank National Association 425 Walnut St., 6th Floor Cincinnati, OH 45202	Transfer Agent	Mutual Shareholder Services LLC 8000 Town Centre Drive, Suite 400 Broadview Heights, OH 44147
Distributor	Arbor Court Capital, LLC 8000 Town Centre Drive, Suite 400 Broadview Heights, OH 44147

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on registrant’s website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2021

$ 65,000

FY 2020

$ 65,100

(b)

Audit-Related Fees

Registrant

FY 2021

$ 0

FY 2020

$ 0

Nature of the fees:

Not applicable.

(c)

Tax Fees

Registrant

FY 2021

$ 29,000

FY 2020

$ 26,200

Nature of the fees:

Tax preparation and filing.

(d)

All Other Fees

Registrant

FY 2021

$ 0

FY 2020

$ 0

Nature of the fees:

Not applicable.

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2021

$ 29,000

FY 2020

$ 26,200

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.  Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ranger Funds Investment Trust

By  /s/ Kenneth Scott Canon

     Kenneth Scott Canon

     President (Principal Executive Officer)

Date: October 7, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By  /s/ Kenneth Scott Canon

     Kenneth Scott Canon

     President (Principal Executive Officer)

Date: October 7, 2021

By  /s/ Pete Carlsen

     Pete Carlsen

     Treasurer and Chief Financial Officer (Principal Financial Officer)

Date: October 7, 2021